Business Combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combination Disclosure

3.       Business combinations

Proposed combination with Baxalta Incorporated (“Baxalta”)

On January 11, 2016 Shire announced that the boards of directors of Shire and Baxalta had agreed on the terms of a recommended combination of Shire with Baxalta. Under the terms of the agreement, Baxalta shareholders will receive $18.00 in cash and 0.1482 Shire ADSs per Baxalta share. Based on Shire's closing ADS price on January 8, 2016, this implies a total value of $45.57 per Baxalta share, representing an aggregate consideration of approximately $32 billion.

Baxalta is a global biopharmaceutical company that focuses on developing, manufacturing and commercializing therapies for orphan diseases and underserved conditions in hematology, oncology and immunology.

Closing of the transaction is subject to approval by Shire and Baxalta shareholders, certain regulatory approvals, redelivery of tax opinions initially delivered at signing and other customary closing conditions and representations. The transaction is a class 1 transaction for Shire for the purposes of the UK Listing Rules and requires the approval of Shire shareholders. A shareholder circular, together with notice of the relevant shareholder meeting, will be distributed to Shire shareholders in due course. The parties expect the transaction to close in mid-2016.

Acquisition of Dyax Corp. (“Dyax”)

On January 22, 2016 Shire acquired all of the outstanding share capital of Dyax for $37.30 per share in cash. Under the terms of the merger agreement Dyax shareholders may receive additional value through a non-tradable contingent value right worth $4.00 per share, payable subject to FDA approval of DX-2930.

Dyax was a publicly traded, Massachusetts-based rare disease biopharmaceutical company primarily focused on the development of plasma kallikrein (pKal) inhibitors for the treatment of HAE. Dyax's most advanced clinical program is SHP643 (formerly DX-2930), a Phase 3 program with the potential for improved efficacy and convenience for HAE patients. SHP643 has received Fast Track, Breakthrough Therapy, and Orphan Drug designations by the FDA and has also received Orphan Drug status in the EU. Dyax also brings the marketed product, KALBITOR, a plasma kallikrein inhibitor for the treatment of acute attacks of HAE in patients 12 years of age and older.

The acquisition of Dyax will be accounted for as a business combination using the acquisition method. The preliminary acquisition-date fair value consideration is $6,330.0 million, comprising cash paid on closing of $5,934.0 million and the preliminary fair value of the contingent value right of $396.0 million (maximum payable $646.0 million). The assets acquired and the liabilities assumed from Dyax will be recorded at the date of acquisition, at their fair value. Shire's consolidated financial statements will reflect these fair values at, and the results of Dyax will be included in Shire's consolidated statement of income from, January 22, 2016. As the initial accounting for the business combination has not yet been completed, further disclosure relating to this acquisition will be included in the Company's Form 10-Q for the three months ended March 31, 2016.

In the year to December 31, 2015 the Company expensed costs of $13.2 million (2014: $nil) relating to the acquisition of Dyax, which have been recorded within integration and acquisition costs in the Company's consolidated income statement.

Acquisition of NPS Pharma

On February 21, 2015 Shire completed its acquisition of 100% of the outstanding share capital of NPS Pharma. The acquisition-date fair value of cash consideration paid on closing was $5,220 million.

The acquisition of NPS Pharma added GATTEX/REVESTIVE, approved in the US and EU for the treatment of adults with Short Bowel Syndrome (“SBS”) who are dependent on parenteral support, a rare and potentially fatal gastrointestinal disorder and NATPARA/NATPAR approved in the US and indicated as an adjunct to calcium and vitamin D to control hypocalcemia in patients with HPT, a rare endocrine disease, to Shire's portfolio of currently marketed products.

The acquisition of NPS Pharma has been accounted for as a business combination using the acquisition method. The assets acquired and the liabilities assumed from NPS Pharma have been recorded at their preliminary fair values at the date of acquisition, being February 21, 2015. The Company's consolidated financial statements include the results of NPS Pharma from February 21, 2015.

The amount of NPS Pharma's post-acquisition revenues and pre-tax losses included in the Company's consolidated statement of income for the year to December 31, 2015 were $285.9 million and $96.7 million respectively. The pre-tax loss includes charges relating to the unwind of inventory fair value adjustments of $29.8 million, intangible asset amortization of $260.3 million and integration costs of $90.1 million.

The purchase price allocation was finalized in the fourth quarter of 2015. The Company's allocation of the purchase price to the fair value of assets acquired and liabilities assumed, including measurement period adjustments recorded during 2015, is outlined below:

Fair value
$’M

ASSETS
Current assets:
Cash and cash equivalents	41.6
Short-term investments	67.0
Accounts receivable	33.4
Inventories	89.4
Other current assets	11.1
_______________
Total current assets	242.5

Non-current assets:
PP&E	4.8
Goodwill	1,551.0
Other intangible assets
- currently marketed products	4,640.0
- royalty rights (categorized as "Other amortized intangible assets" )	353.0
_______________
Total assets	6,791.3
_______________
LIABILITIES
Current liabilities:
Accounts payable and other current liabilities	75.7
Short-term debt	27.4

Non-current liabilities:
Long-term debt, less current portion	78.9
Deferred tax liabilities	1,385.2
Other non-current liabilities	4.5
_______________
Total liabilities	1,571.7
_______________

Fair value of identifiable assets acquired and liabilities assumed	5,219.6

Consideration	_______________
Cash consideration paid	5,219.6
_______________

(a) Other intangible assets – currently marketed products

Other intangible assets totaling $4,640.0 million relate to intellectual property rights acquired for NPS Pharma's currently marketed products, primarily attributed to NATPARA/NATPAR and GATTEX/REVESTIVE. The fair value of the currently marketed products is and has been estimated using an income approach, based on the present value of incremental after tax cash flows attributable to each separately identifiable intangible asset.

The estimated useful lives of the NATPARA/NATPAR and GATTEX/REVESTIVE intangible assets are 24 years, with amortization being recorded on a straight-line basis.

(b) Other intangible assets – Royalty rights

Other intangibles totaling $353.0 million relate to the royalty rights arising from the collaboration agreements with Amgen, Janssen and Kyowa Hakko Kirin. Amgen markets cinacalcet HCl as SENSIPAR in the US and as MIMPARA in the EU; Janssen Pharmaceuticals markets tapentadol as Nucynta in the US; and Kyowa Hakko Kirin markets cinacalcet HCI as REGPARA in Japan, Hong Kong, Malaysia, Macau, Singapore, and Taiwan. NPS Pharma is entitled to royalties from the relevant net sales of these products.

The fair value of these royalty rights has been estimated using an income approach, based on the present value of incremental after tax cash flows attributable to each royalty right.

The estimated useful lives of these royalty rights range from 4 to 5 years (weighted average 4 years), with amortization being recorded on a straight-line basis.

(c) Goodwill

Goodwill arising of $1,551.0 million, which is not deductible for tax purposes, includes the expected synergies that will result from combining the operations of NPS Pharma with the operations of Shire, particularly those synergies expected to be realized due to Shire's structure; intangible assets that do not qualify for separate recognition at the time of the acquisition; and the value of the assembled workforce.

In the year to December 31, 2015 the Company expensed costs of $144.5 million (2014: $nil) relating to the acquisition and post-acquisition integration of NPS Pharma, which have been recorded within Integration and acquisition costs in the Company's consolidated statement of income.

Supplemental disclosure of pro forma information

The following unaudited pro forma financial information presents the combined results of the operations of Shire and NPS Pharma as if the acquisition of NPS Pharma had occurred as at January 1, 2014. The unaudited pro forma financial information is not necessarily indicative of what the consolidated results of operations actually would have been had the acquisition been completed at the date indicated. In addition, the unaudited pro forma financial information does not purport to project the future results of operations of the combined Company.

	December 31,	December 31,
	2015	2014
	$’M	$’M
	_______________	_______________
Revenues	6,446.6	6,246.1

Net income from continuing operations	1,293.6	2,950.7
	_______________	_______________

Per share amounts:
Net income from continuing operations per share - basic	219.1c	502.9c

Net income from continuing operations per share - diluted	218.1c	499.0c
	_______________	_______________

The unaudited pro forma financial information above reflects the following pro forma adjustments:

  an adjustment to decrease net income by $105.3 million for the year to December 31, 2014 to reflect acquisition costs incurred by Shire and NPS Pharma, and increase net income by $105.3 million for the year to December 31, 2015 to eliminate acquisition costs incurred;
  an adjustment to decrease net income by $18.8 million for the year to December 31, 2014 to reflect charges on the unwind of inventory fair value adjustments as acquisition date inventory is sold, and a corresponding increase in net income for the year to December 31, 2015;
  an adjustment of $22.2 million in the year to December 31, 2014 to reflect additional interest expense associated with the drawdown of debt to partially finance the acquisition of NPS Pharma and the amortization of related deferred debt issuance costs; and
  an adjustment to increase amortization expense by approximately $22.2 million in the year to December 31, 2015 and $177.0 million in the year to December 30, 2014 related to amortization of the fair value of identifiable intangible assets acquired and the elimination of NPS Pharma's historical intangible asset amortization expense.

The adjustments above are stated net of their tax effects, where applicable.

Acquisition of Foresight Biotherapeutics, Inc. (“Foresight”)

On July 30, 2015 Shire completed the acquisition of 100% of the outstanding share capital of Foresight, a privately owned company incorporated in New York. The acquisition-date fair value of cash consideration, which was paid on closing, was $298.8 million.

With this acquisition, Shire acquired the global rights to SHP640 (formerly FST-100), a Phase-3 ready therapy for the treatment of infectious conjunctivitis, an ocular surface condition commonly referred to as pink eye.

The acquisition of Foresight has been accounted for as a business combination using the acquisition method. The assets and liabilities acquired from Foresight have been recorded at their preliminary fair values at the date of acquisition, being July 30, 2015. The Company's consolidated financial statements include the results of Foresight from July 30, 2015.

The purchase price allocation is preliminary pending the determination of the fair values of certain assets and liabilities. The purchase price has been allocated on a preliminary basis to the SHP640 IPR&D intangible asset ($300.0 million), net current assets assumed ($3.0 million), net non-current liabilities assumed (including deferred tax liabilities) ($116.6 million) and goodwill ($112.4 million). Goodwill is not deductible for tax purposes.

Unaudited pro forma financial information to present the combined results of operations of Shire and Foresight is not provided as the impact of this acquisition is not material to the Company's results of operations for any period presented.

Acquisition of Solpharm d.o.o (“Solpharm”)

On September 28, 2015 Shire completed the acquisition of 100% of the outstanding share capital of Solpharm, a privately-owned company incorporated in Croatia. The acquisition-date fair value of consideration was $5.2 million, comprising cash paid on closing of $4.5 million and the fair value of contingent consideration payable of $0.7 million (maximum payable $3.1 million dependent upon achievement of post-closing milestones). Shire has preliminarily allocated the purchase price to goodwill ($4.4 million) and other net assets ($0.8 million).

Unaudited pro forma financial information to present the combined results of operations of Shire and Solpharm is not provided as the impact of this acquisition is not material to the Company's results of operations for any period presented.

Acquisition of Meritage Pharma Inc. (“Meritage”)

Prior to the acquisition of ViroPharma Incorporated (“ViroPharma”) by Shire (see below), ViroPharma had entered into an exclusive development and option agreement with Meritage, a privately owned US company focusing on developing oral budesonide suspension (“OBS”) as a treatment for eosinophilic esophagitis. Under the terms of this agreement Meritage controlled and conducted all related research up to achievement of pre-defined development success criteria at which point ViroPharma had the option to acquire Meritage.

On February 18, 2015, following the exercise of the purchase option, Shire acquired all the outstanding equity of Meritage. The acquisition date fair value of the consideration totalled $166.9 million, comprising cash consideration paid on closing of $74.8 million and the fair value of contingent consideration payable of $92.1 million. The maximum amount of contingent cash consideration which may be payable by Shire in future periods is $175.0 million dependent upon achievement of certain clinical development and regulatory milestones.

With the Meritage acquisition, Shire has acquired the global rights to Meritage's Phase 3-ready compound, OBS (now SHP621), for the treatment of adolescents and adults with eosinophilic esophagitis.

The acquisition of Meritage has been accounted for as a business combination using the acquisition method. The assets and liabilities assumed from Meritage have been recorded at their fair values at the date of acquisition, being February 18, 2015. The Company's consolidated financial statements and results of operations include the results of Meritage from February 18, 2015.

The purchase price allocation is final. The purchase price has been allocated to acquired SHP621 IPR&D intangible asset ($175.0 million), net current assets assumed ($5.5 million), net non-current liabilities assumed (including deferred tax liabilities) ($45.9 million) and goodwill ($32.3 million). Goodwill is not deductible for tax purposes.

Unaudited pro forma financial information to present the combined results of operations of Shire and Meritage is not provided as the impact of this acquisition is not material to the Company's results of operations for any period presented.

Acquisition of ViroPharma

On January 24, 2014 Shire completed its acquisition of 100% of the outstanding share capital of ViroPharma. The acquisition-date fair value of cash consideration paid on closing was $3,997 million.

The acquisition of ViroPharma added CINRYZE to Shire's portfolio of currently marketed products. CINRYZE is a leading brand for the prophylactic treatment of Hereditary Angioedema (“HAE”) in adolescents and adults.

The acquisition of ViroPharma has been accounted for as a business combination using the acquisition method. The assets acquired and the liabilities assumed from ViroPharma have been recorded at their fair values at the date of acquisition, being January 24, 2014. The Company's consolidated financial statements include the results of ViroPharma from January 24, 2014.

The purchase price allocation was finalized in the fourth quarter of 2014. The Company's allocation of the purchase price to the fair value of assets acquired and liabilities assumed is outlined below:

Acquisition date fair value
$’M
Identifiable assets acquired and liabilities assumed

ASSETS
Current assets:
Cash and cash equivalents	232.6
Short-term investments	57.8
Accounts receivable	52.2
Inventories	203.6
Deferred tax assets	100.7
Purchased call option	346.7
Other current assets	50.9
_______________
Total current assets	1,044.5

Non-current assets:
PP&E	24.7
Goodwill	1,655.5
Other intangible assets
- Currently marketed products	2,320.0
- In-Process Research and Development (“IPR&D”)	315.0
Other non-current assets	10.4
_______________
Total assets	5,370.1
_______________
LIABILITIES
Current liabilities:
Accounts payable and other current liabilities	122.7
Convertible bond	551.4

Non-current liabilities:
Deferred tax liabilities	603.5
Other non-current liabilities	95.5
_______________
Total liabilities	1,373.1
_______________
Fair value of identifiable assets acquired and liabilities assumed	3,997.0
_______________

Consideration
Cash consideration paid	3,997.0
_______________

(a) Other intangible assets – currently marketed products

Other intangible assets totaled $2,320.0 million at the date of acquisition, relating to intellectual property rights acquired for ViroPharma's then currently marketed products, primarily attributed to CINRYZE, for the routine prophylaxis against HAE attacks in adolescent and adult patients. Shire also obtained intellectual property rights to three other commercialized products, PLENADREN, an orphan drug for the treatment of adrenal insufficiency in adults, BUCCOLAM, an oromucosal solution for the treatment of prolonged, acute, and convulsive seizures in infants, toddlers, children and adolescents and VANCOCIN, an oral capsule formulation for the treatment of C. difficile-associated diarrhea (“CDAD”), which was divested by Shire in the third quarter of 2014. The fair value of currently marketed products has been estimated using an income approach, based on the present value of incremental after tax cash flows attributable to each separately identifiable intangible asset.

The estimated useful lives of the CINRYZE, PLENADREN and BUCCOLAM intangible assets range from 10 to 23 years (weighted average 22 years), with amortization being recorded on a straight-line basis.

(b) Other intangible assets – IPR&D

The IPR&D asset of $315.0 million relates to maribavir (now SHP620), an investigational antiviral product for cytomegalovirus. The fair value of this IPR&D asset was estimated based on an income approach, using the present value of incremental after tax cash flows expected to be generated by this development project after the deduction of contributory asset charges for other assets employed in this project. The estimated cash flows have been probability adjusted to take into account the stage of completion and the remaining risks and uncertainties surrounding the future development and commercialization.

The major risks and uncertainties associated with the timely completion of the acquired IPR&D project include the ability to confirm the efficacy of the technology based on the data from clinical trials, and obtaining the relevant regulatory approvals as well as other risks as described in the Company's Annual Report on Form 10-K. The valuation of IPR&D has been based on information available at the time of the acquisition (and information obtained during the measurement period) and on expectations and assumptions that (i) have been deemed reasonable by the Company's management and (ii) are based on information, expectations and assumptions that would be available to a market participant. However, no assurance can be given that the assumptions and events associated with such assets will occur as projected. For these reasons, the actual cash flows may vary from forecast future cash flows.

The estimated probability adjusted after tax cash flows used in fair valuing other intangible assets have been discounted at rates ranging from 9.5% to 10.0%.

(c) Goodwill

Goodwill arising of $1,655.5 million, which is not deductible for tax purposes, includes the expected operational synergies that will result from combining the commercial operations of ViroPharma with those of Shire; other synergies expected to be realized due to Shire's structure; intangible assets that do not qualify for separate recognition at the time of the acquisition; and the value of the assembled workforce.

Acquisition of Lumena Pharmaceuticals, Inc. (“Lumena”)

On June 11, 2014 Shire completed the acquisition of 100% of the outstanding share capital of Lumena, a privately owned US incorporated biopharmaceutical company. The acquisition date fair value of the consideration totaled $464.3 million, comprising cash consideration paid on closing of $300.3 million and the fair value of contingent consideration payable of $164 million. In the year to December 31, 2015 Shire settled all future contingent milestones payable for a one-time cash payment of $90 million.

This acquisition brought two novel, orally active therapeutic compounds SHP625 (formerly LUM001) and SHP626 (formerly LUM002). Both compounds are inhibitors of the apical sodium-dependent bile acid transport (“ASBT”), which is primarily responsible for recycling bile acids from the intestine to the liver. At acquisition date SHP625 was being investigated for the potential relief of the extreme itching associated with cholestatic liver disease and three other indications. In the year to December 31, 2015 Shire fully impaired the SHP625 IPR&D intangible asset (see Note 12 for further details). SHP626 is in development for the treatment of nonalcoholic steatohepatitis.

The acquisition of Lumena has been accounted for as a business combination using the acquisition method. The assets and liabilities assumed from Lumena have been recorded at their fair values at the date of acquisition, being June 11, 2014. The Company's consolidated financial statements and results of operations include the results of Lumena from June 11, 2014.

The purchase price has been allocated to acquired IPR&D ($467 million), net current assets assumed ($52.6 million, including cash of $46.3 million), net non-current liabilities assumed (including deferred tax liabilities) ($169.9 million) and goodwill ($114.6 million). Goodwill arising of $114.6 million is not deductible for tax purposes.

Acquisition of Fibrotech Therapeutics Pty Ltd. (“Fibrotech”)

On July 4, 2014 Shire completed its acquisition of Fibrotech, an Australian biopharmaceutical company developing a new class of orally available drugs with a novel mechanism of action which has the potential to address both the inflammatory and fibrotic components of disease processes. The acquisition of Fibrotech is expected to strengthen the Company's growing and innovative portfolio targeting renal and fibrotic diseases, and leverage existing renal capabilities.

The acquisition date fair value of the consideration totaled $122.6 million, comprising cash consideration paid on closing of $75.6 million and the fair value of contingent consideration payable of $47 million. The maximum amount of contingent cash consideration which may be payable by Shire in future periods is $482.5 million dependent upon achievement of certain clinical development, regulatory and commercial milestones.

The acquisition of Fibrotech has been accounted for as a business combination using the acquisition method. The assets and liabilities assumed from Fibrotech have been recorded at their fair values at the date of acquisition being July 4, 2014. The Company's consolidated financial statements and results of operations include the results of Fibrotech from July 4, 2014.

The purchase price has been allocated to acquired IPR&D ($11 million), net current assets ($1.4 million) and goodwill ($110.2 million). Goodwill arising of $110.2 million is not deductible for tax purposes. Goodwill generated from the acquisition was primarily attributed to acquired scientific knowledge in fibrotic diseases and the potential to optimize the novel mechanism of action to other fibrotic conditions.

Other Acquisitions

On July 9, 2014 Shire acquired BIKAM Pharmaceuticals, Inc. (“BIKAM”), a US-based biopharmaceutical company with pre-clinical compounds that could provide an innovative approach to treating autosomal dominant retinitis pigmentosa (adRP). In the third quarter of 2014 Shire also acquired certain assets and employees related to the production of BUCCOLAM from its previous contract manufacturer SCM Pharma Limited (“SCM”). The aggregate acquisition date fair value of the consideration for these two acquisitions was $17.9 million, comprising cash paid on closing of $12.1 million and the fair value of contingent consideration payable in respect of BIKAM of $5.8 million. In respect of BIKAM following achievement and payment of the first development milestone in the year to December 31, 2015, the maximum contingent consideration which may now be payable by Shire in future periods is $89.5 million contingent upon the achievement of certain development, regulatory and commercial milestones.

In connection with these two acquisitions, Shire has recorded $1 million in current assets, $4.8 million in non-current assets and $12.1 million in goodwill.

Acquisition of SARcode Bioscience Inc. (“SARcode”)

On April 17, 2013 Shire completed the acquisition of 100% of the outstanding share capital of SARcode. The acquisition date fair value of consideration totaled $368 million, comprising cash consideration paid on closing of $151 million and the acquisition date fair value of contingent consideration payable of $217 million. Following top-line Phase 3 study results in December 2013, the maximum amount of contingent cash consideration which may now be payable by Shire in future periods is $225 million dependent upon achievement of certain net sales milestones.

This acquisition brought the global rights of lifitegrast (now SHP606) into Shire's portfolio which, at acquisition date, was in Phase 3 development for the treatment of DED.

Top-line results from OPUS-2, a Phase 3 efficacy and safety study of 5.0% SHP606 ophthalmic solution, were announced on December 6, 2013. On April 30, 2014 Shire announced top-line results from the prospective randomized, double-masked, placebo-controlled SONATA trial which indicated no ocular or drug-related serious adverse events. Following a meeting with the FDA, on May 16, 2014 Shire announced that it intended to submit an NDA for SHP606 in the first quarter of 2015 as a treatment for signs and symptoms for DED in adults. On April 9, 2015 Shire announced that the FDA had accepted the NDA and had granted the NDA Priority Review designation. The FDA set an action date of October 25, 2015, based on the Prescription Drug User Fee Act V (”PDUFA”).

On October 16, 2015 the FDA requested an additional clinical study as part of a complete response letter to the NDA. The FDA also requested more information related to product quality. On October 27, 2015, Shire announced positive topline results from the OPUS-3 trial. These data showed OPUS-3 met the primary endpoint of significantly improving patient-reported symptoms of DED from baseline to day 84 (p=0.0007).  Additionally, OPUS-3 met the secondary endpoints of symptom improvement from baseline to days 14 and 42 (p<0.0001 for both endpoints). Shire used these data as part of the resubmission of the NDA on January 22, 2016. On February 4, 2016, Shire announced that the FDA had acknowledged receipt of the resubmission of the NDA. The FDA determined that the submission was a complete response and has assigned a 6-month review period for the NDA and a PDUFA date of July 22, 2016.

The acquisition of SARcode has been accounted for as a business combination using the acquisition method. The assets and liabilities assumed from SARcode have been recorded at their fair values at the date of acquisition, being April 17, 2013. The Company's consolidated financial statements and results of operations include the results of SARcode from April 17, 2013.

The purchase price has been allocated to acquired IPR&D in respect of SHP606 ($412 million), net current liabilities assumed ($8.2 million), net non-current liabilities assumed, including deferred tax liabilities ($122.4 million) and goodwill ($86.6 million). This acquisition resulted in goodwill of $86.6 million, which is not deductible for tax purposes. Goodwill includes the value of the assembled workforce and the related scientific expertise in ophthalmology which allows for potential expansion into a new therapeutic area.

Acquisition of Premacure AB (“Premacure”)

On March 8, 2013 Shire completed the acquisition of 100% of the outstanding share capital of Premacure, a privately-owned Swedish biotechnology company. The acquisition date fair value of the consideration totaled $140.2 million, comprising cash consideration paid on closing of $30.6 million, and the fair value of contingent consideration payable of $109.6 million. The maximum amount of contingent cash consideration which may be payable by Shire in future periods, dependent upon the successful completion of certain development and commercial milestones, is $169 million. Shire will also pay royalties on relevant net sales.

Premacure was developing a protein replacement therapy SHP607 (formerly referred to as “PREMIPLEX”) currently in Phase 2 development, for the prevention of Retinopathy of Prematurity (“ROP”). ROP is a rare and potentially blinding eye disorder that primarily affects premature infants and is one of the most common causes of visual loss in childhood. Together, the acquisitions of SARcode and Premacure build Shire's presence in the ophthalmic therapeutic area. In December 2014 Shire received notification that SHP607 was granted fast Track designation by the FDA. In addition, SHP607 has been granted orphan drug designation in both the US and EU. A Phase 2 clinical trial completed enrolment in December 2015.

The acquisition of Premacure has been accounted for as a business combination using the acquisition method. The assets and the liabilities assumed from Premacure have been recorded at their fair values at the date of acquisition, being March 8, 2013. The Company's consolidated financial statements and results of operations include the results of Premacure from March 8, 2013.

The purchase price has been allocated to acquired IPR&D in respect of SHP607 ($151.8 million), net current liabilities assumed ($11.7 million), net non-current liabilities assumed, including deferred tax liabilities ($29.5 million) and goodwill ($29.6 million). This acquisition resulted in goodwill of $29.6 million, which is not deductible for tax purposes.

Acquisition of Lotus Tissue Repair, Inc. (“Lotus Tissue Repair”)

On February 12, 2013 Shire completed the acquisition of 100% of the outstanding share capital of Lotus Tissue Repair, a privately-owned US biotechnology company. The acquisition date fair value of consideration totaled $174.2 million, comprising cash consideration paid on closing of $49.4 million, and the fair value of contingent consideration payable of $124.8 million. The maximum amount of contingent cash consideration which may be payable by Shire in future periods is $275 million. The amount of contingent cash consideration ultimately payable by Shire is dependent upon achievement of certain pre-clinical and clinical development milestones.

Lotus Tissue Repair was developing a proprietary recombinant form of human collagen Type VII (“rC7”) as the first and only intravenous protein replacement therapy currently being investigated for the treatment of Dystrophic Epidermolysis Bullosa (“DEB”).  DEB is a devastating orphan disease for which there is no currently approved treatment option other than palliative care. The acquisition added to Shire's pipeline a late-stage pre-clinical product for the treatment of DEB with global rights. In the year to December 31, 2015 Shire fully impaired the SHP608 IPR&D intangible asset (see Note 12 for further details).

The acquisition of Lotus Tissue Repair has been accounted for as a business combination using the acquisition method. The assets and the liabilities assumed from Lotus Tissue Repair have been recorded at their fair values at the date of acquisition, being February 12, 2013. The Company's consolidated financial statements and results of operations include the results of Lotus Tissue Repair from February 12, 2013.

The purchase price has been allocated to acquired IPR&D in respect of rC7, now SHP608 ($176.7 million), net current assets assumed ($6.8 million), net non-current liabilities assumed, including deferred tax liabilities ($63.4 million) and goodwill ($54.1 million). This acquisition resulted in goodwill of $54.1 million, which is not deductible for tax purposes.